SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐    Soliciting Material Pursuant to §240.14a-12

Macy's, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2017.

MACY'S INC.
MACY'S INC.
7 WEST SEVENTH STREET
CINCINNATI, OH 45202
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2017
Date: May 19, 2017 Time: 11:00 a.m. Eastern Time
Location: Macy's Inc. Corporate Offices
     7 West 7th Street
Cincinnati, Ohio 45202

You are receiving this communication because you hold shares in the company named above.

This is not a ballet. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT    FORM 10-K    ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
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requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:     www.proxyvote.com
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—How To Vote—
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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors Recommends a Vote "For" the
Following Nominees:
1.    Election of Directors
Nominees:

1a. Francis S. Blake

1b. John A. Bryant

1c. Deirdre P. Connelly

1d. Jeff Gennette

1e. Leslie D. Hale

1f. William H. Lenehan

1g. Sara Levinson

1h. Terry J. Lundgren

1i. Joyce M. Roché

1j. Paul C. Varga

1k. Marna C. Whittington

1l. Annie Young-Scrivner

The Board of Directors Recommends a Vote "For" Item 2.

2.	The proposed ratification of the Audit Committee’s appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending February 3, 2018.

The Board of Directors Recommends a Vote "For" Item 3.

3.	Advisory vote to approve named executive officer compensation.

The Board of Directors Recommends a Vote of "1 Year" on Item 4.

4.	Advisory vote on frequency of the shareholder vote on executive compensation.

The Board of Directors Recommends a Vote “For” Item 5.

5.	Re-Approval of the Senior Executive Incentive Compensation Plan.

NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.